                                                                    EXHIBIT 24.3

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Corporation"), in connection with the registration by the Corporation of the purchase obligation offered by the Corporation with respect to the Corporation's mandatory or optional purchase in limited circumstances of shares representing limited liability company interests issued by Kinder Morgan Management, LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of January, 2003.

                                         /s/ MICHAEL C. MORGAN
                                         ---------------------------------------
                                         Michael C. Morgan

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Corporation"), in connection with the registration by the Corporation of the purchase obligation offered by the Corporation with respect to the Corporation's mandatory or optional purchase in limited circumstances of shares representing limited liability company interests issued by Kinder Morgan Management, LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of January, 2003.

                                         /s/ EDWARD H. AUSTIN, JR.
                                         ---------------------------------------
                                         Edward H. Austin, Jr.

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Corporation"), in connection with the registration by the Corporation of the purchase obligation offered by the Corporation with respect to the Corporation's mandatory or optional purchase in limited circumstances of shares representing limited liability company interests issued by Kinder Morgan Management, LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of January, 2003.

                                         /s/ CHARLES W. BATTEY
                                         ---------------------------------------
                                         Charles W. Battey

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Corporation"), in connection with the registration by the Corporation of the purchase obligation offered by the Corporation with respect to the Corporation's mandatory or optional purchase in limited circumstances of shares representing limited liability company interests issued by Kinder Morgan Management, LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of January, 2003.

                                         /s/ TED A. GARDNER
                                         ---------------------------------------
                                         Ted A. Gardner

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Corporation"), in connection with the registration by the Corporation of the purchase obligation offered by the Corporation with respect to the Corporation's mandatory or optional purchase in limited circumstances of shares representing limited liability company interests issued by Kinder Morgan Management, LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of January, 2003.

                                         /s/ WILLIAM J. HYBL
                                         ---------------------------------------
                                         William J. Hybl

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Corporation"), in connection with the registration by the Corporation of the purchase obligation offered by the Corporation with respect to the Corporation's mandatory or optional purchase in limited circumstances of shares representing limited liability company interests issued by Kinder Morgan Management, LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of January, 2003.

                                         /s/ EDWARD RANDALL, III
                                         ---------------------------------------
                                         Edward Randall, III

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Corporation"), in connection with the registration by the Corporation of the purchase obligation offered by the Corporation with respect to the Corporation's mandatory or optional purchase in limited circumstances of shares representing limited liability company interests issued by Kinder Morgan Management, LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of January, 2003.

                                         /s/ FAYEZ SAROFIM
                                         ---------------------------------------
                                         Fayez Sarofim

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Corporation"), in connection with the registration by the Corporation of the purchase obligation offered by the Corporation with respect to the Corporation's mandatory or optional purchase in limited circumstances of shares representing limited liability company interests issued by Kinder Morgan Management, LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of January, 2003.

                                         /s/ H. A. TRUE, III
                                         ---------------------------------------
                                         H. A. True, III

                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS, that the undersigned officer or director of Kinder Morgan, Inc., a Kansas corporation (the "Corporation"), in connection with the registration by the Corporation of the purchase obligation offered by the Corporation with respect to the Corporation's mandatory or optional purchase in limited circumstances of shares representing limited liability company interests issued by Kinder Morgan Management, LLC, hereby constitutes and appoints Joseph Listengart and C. Park Shaper, and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission the Corporation's Registration Statement on Form S-3 (or other appropriate form), together with all amendments thereto, with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 31st day of January, 2003.

                                         /s/ STEWART A. BLISS
                                         ---------------------------------------
                                         Stewart A. Bliss